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                                                                   EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated January 26, 1996 accompanying the financial statements of ModaCAD, Inc. included in Amendment No. 2 to Form SB-2 filed with the Securities and Exchange Commission on March 27, 1996. We consent to the incorporation by reference of said report in this Registration Statement on Form S-8.


SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
February 12, 1997